                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         _____________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July  19, 1994
                                                  -----------------------------


                                Merrill Lynch & Co., Inc.
- - -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   Delaware                           1-7182                       13-2740599
- - --------------------------------------------------------------------------------
(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)



World Financial Center, North Tower, New York, New York               10281-1332
- - --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    ----------------------------


- - --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events
- - ---------------------

     Filed herewith is the Preliminary Unaudited Earnings Summary, as contained in a press release dated July 19, 1994, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three- and six-month periods ended July 1, 1994. The results of operations set forth therein for the three- and six-month periods ended July 1, 1994 are unaudited. All adjustments, consisting only of normal recurring accruals, that are in the opinion of management necessary for a fair presentation of the results of operations for the period presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
- - ---------------------------------------------------------------------------

      (c) Exhibits.
          --------

          (99)    Additional Exhibits

                  (i)  Preliminary Unaudited Earnings Summaries

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MERRILL LYNCH & CO., INC.
                                      ---------------------------
                                             (Registrant)



                                      By: /s/ Joseph T. Willett
                                         ------------------------------
                                          Joseph T. Willett
                                          Senior Vice President,
                                          Chief Financial Officer


Date:  July 19, 1994

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description                                                 Page
- - -----------    -----------                                                 ----

(99)           Additional Exhibits

               (i)  Preliminary Unaudited Earnings Summaries               5, 6

                           MERRILL LYNCH & CO., INC.
                    --------------------------------------
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY
                    --------------------------------------


                                                        FOR THE THREE MONTHS ENDED               PERCENT OF
                                             ---------------------------------------------         DOLLAR
(IN THOUSANDS,                                          PERCENT                   PERCENT          CHANGE
EXCEPT PER SHARE AMOUNTS)                      JULY 1,     OF          JUNE 25,     OF            INCREASE
                                                1994    REVENUES (A)    1993      REVENUES (A)   (DECREASE)
                                             ---------- ---------    -----------  --------       ----------
REVENUES:
  COMMISSIONS                                $  690,533       15%     $  670,777       17%               3%
  INTEREST AND DIVIDENDS                      2,317,691       52       1,687,947       42               37
  PRINCIPAL TRANSACTIONS                        560,867       13         743,413       19              (25)
  INVESTMENT BANKING                            322,006        7         413,846       10              (22)
  ASSET MANAGEMENT AND PORTFOLIO
   SERVICE FEES                                 431,930       10         381,726       10               13
  OTHER                                         157,273        3          65,300        2              141
                                             ----------      ---      ----------      ---              ---

  TOTAL REVENUES                              4,480,300      100       3,963,009      100               13

  INTEREST EXPENSE                            2,082,581       46       1,408,512       36               48
                                             ----------      ---      ----------      ---              ---

  NET REVENUES                                2,397,719       54       2,554,497       64               (6)
                                             ----------      ---      ----------      ---              ---

NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                   1,216,450       51       1,279,302       50               (5)
  OCCUPANCY                                     108,574        5         116,461        4               (7)
  COMMUNICATIONS AND EQUIPMENT RENTAL           107,922        4          94,120        4               15
  DEPRECIATION AND AMORTIZATION                  80,595        3          73,141        3               10
  ADVERTISING AND MARKET DEVELOPMENT             99,145        4          91,250        4                9
  PROFESSIONAL FEES                              87,225        4          66,822        3               31
  BROKERAGE, CLEARING, AND EXCHANGE FEES         87,465        4          71,286        3               23
  OTHER                                         177,681        7         167,207        6                6
                                             ----------      ---      ----------      ---              ---

  TOTAL NON-INTEREST EXPENSES                 1,965,057       82       1,959,589       77               --
                                             ----------      ---      ----------      ---              ---

EARNINGS BEFORE INCOME TAXES                    432,662       18         594,908       23              (27)

INCOME TAX EXPENSE                              180,853        7         249,861        9              (28)
                                             ----------      ---      ----------      ---              ---

NET EARNINGS                                 $  251,809       11%     $  345,047       14%             (27)%
                                             ==========      ===      ==========      ===              ===

PREFERRED STOCK DIVIDENDS                    $    1,539               $    1,278
                                             ==========               ==========
NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                                $  250,270               $  343,769
                                             ==========               ==========
EARNINGS PER COMMON SHARE (B):
  PRIMARY                                    $     1.18               $     1.52
                                             ==========               ==========

  FULLY DILUTED                              $     1.18               $     1.51
                                             ==========               ==========

AVERAGE SHARES (B):
  PRIMARY                                       212,489                  225,612
                                             ==========               ==========

  FULLY DILUTED                                 212,489                  226,922
                                             ==========               ==========

(A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

(B) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.

                           MERRILL LYNCH & CO., INC.
                    --------------------------------------
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY
                    --------------------------------------

                                                     FOR THE SIX MONTHS ENDED                PERCENT OF
                                        ---------------------------------------------------    DOLLAR
(IN THOUSANDS,                                        PERCENT                    PERCENT       CHANGE
 EXCEPT PER SHARE AMOUNTS)                JULY 1,        OF         JUNE 25,        OF        INCREASE
                                           1994     REVENUES (A)      1993     REVENUES (A)  (DECREASE)
                                        ----------  ---------     -----------  ---------     ----------
REVENUES:
  COMMISSIONS                           $1,558,777       17%       $1,392,517       18%            12 %
  INTEREST AND DIVIDENDS                 4,517,227       49         3,290,402       41             37
  PRINCIPAL TRANSACTIONS                 1,227,544       13         1,504,853       19            (18)
  INVESTMENT BANKING                       766,401        8           859,202       11            (11)
  ASSET MANAGEMENT AND
    PORTFOLIO SERVICE FEES                 876,158       10           742,549        9             18
  OTHER                                    273,004        3           132,470        2            106
                                        ----------      ---        ----------      ---            ---

  TOTAL REVENUES                         9,219,111      100         7,921,993      100             16

  INTEREST EXPENSE                       3,989,564       43         2,755,380       35             45
                                        ----------      ---        ----------      ---            ---

  NET REVENUES                           5,229,547       57         5,166,613       65              1
                                        ----------      ---        ----------      ---            ---
NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS              2,646,967       51         2,543,594       49              4
  OCCUPANCY                                221,582        4           339,772        7            (35)
  COMMUNICATIONS AND EQUIPMENT
    RENTAL                                 211,446        4           187,912        4             13
  DEPRECIATION AND AMORTIZATION            154,766        3           143,039        3              8
  ADVERTISING AND MARKET
    DEVELOPMENT                            197,750        4           172,303        3             15
  PROFESSIONAL FEES                        181,302        3           127,024        2             43
  BROKERAGE, CLEARING, AND
    EXCHANGE FEES                          173,955        3           141,385        3             23
  OTHER                                    356,909        7           326,355        6              9
                                        ----------      ---        ----------      ---            ---

  TOTAL NON-INTEREST EXPENSES            4,144,677       79         3,981,384       77              4
                                        ----------      ---        ----------      ---            ---

EARNINGS BEFORE INCOME TAXES AND
 CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                   1,084,870       21         1,185,229       23             (8)

INCOME TAX EXPENSE                         461,302        9           497,796       10             (7)
                                        ----------      ---        ----------      ---            ---

EARNINGS BEFORE CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE         623,568       12           687,433       13             (9)

CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE, (NET OF
  APPLICABLE INCOME TAXES) (B)                  --       --           (35,420)      --            N/M
                                        ----------      ---        ----------      ---            ---

NET EARNINGS                            $  623,568       12%       $  652,013       13%            (4)%
                                        ==========      ===        ==========      ===            ===

PREFERRED STOCK DIVIDENDS               $    2,875                 $    2,674
                                        ==========                 ==========

NET EARNINGS APPLICABLE TO
  COMMON STOCKHOLDERS                   $  620,693                 $  649,339
                                        ==========                 ==========

EARNINGS PER COMMON SHARE (C):
  PRIMARY:
    EARNINGS BEFORE CUMULATIVE
     EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE                          $     2.87                 $     3.04
    CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE (B)                   --                      (0.16)
                                        ----------                 ----------

   NET EARNINGS                         $     2.87                 $     2.88
                                        ==========                 ==========

  FULLY DILUTED:
    EARNINGS BEFORE CUMULATIVE
     EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE                          $     2.87                 $     3.03
    CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE (B)                   --                      (0.16)
                                        ----------                 ----------

    NET EARNINGS                        $     2.87                 $     2.87
                                        ==========                 ==========

AVERAGE SHARES (C):
  PRIMARY                                  216,561                    225,762
                                        ==========                 ==========

  FULLY DILUTED                            216,561                    226,418
                                        ==========                 ==========

(A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES, CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

(B) - 1993 RESULTS REFLECT THE ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 112.

(C) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.

                                       6